UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

GOOD SAM ENTERPRISES, LLC

(Exact name of company as specified in its charter)

Delaware	000-22852	13-3377709
(State of incorporation)	Commission File Number	(IRS Employer
Identification No.)

250 Parkway Drive, Suite 270
Lincolnshire, IL 60069	(847) 229-6720
(Address of executive offices)	(Registrant’s telephone
number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instructions A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13d-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On July 1, 2013, Good Sam Enterprises, LLC (the “Company”) issued a press release announcing the commencement of an offer to purchase up to $4,950,000 in principal amount of the Company’s outstanding 11.50% Senior Secured Notes due 2016 (the “Notes”).  The offer is being made by the Company as an excess cash flow offer pursuant to the Indenture, dated as of November 30, 2010, pursuant to which the Notes were issued.  The contents of such press release are incorporated by reference in this Item 8.01.

Item 9.01:  Financial Statements and Exhibits

a. Financial Statements:  N/A

b. Pro forma financial statements:  N/A

c. Shell company transactions:  N/A

d. Exhibits:

Description of Exhibit	Exhibit No.

Press Release, dated July 1, 2013, issued by the Company	99.1

SIGNATURES

GOOD SAM ENTERPRISES, LLC
(Company)

Date: July 1, 2013	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Executive Vice President of Operations/
Chief Financial Officer